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                                                                    Exhibit 23.2
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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, dated November 5, 1998, of Renaissance Worldwide, Inc. of our report on Shamrock Computer Resources, Ltd. for the year ended December 31, 1995, dated December 13, 1996, which appears on page 15 of Form 8-K dated November 5, 1998.


Graves, McKenna, Lundeen & Almquist, PLLP
Minneapolis, Minnesota
November 5, 1998